UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 19, 2017

EMERGENT BIOSOLUTIONS INC.
(Exact name of registrant as specified in its charter)

DELAWARE	001-33137	14-1902018
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

400 Professional Drive, Suite 400,
Gaithersburg, Maryland 20879
 (Address of principal executive offices, including zip code)

(240) 631-3200
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company     ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On July 19, 2017, Emergent BioSolutions Inc. entered into an asset purchase agreement with Human Genome Sciences, Inc., a Delaware corporation ("HGS"), GlaxoSmithKline LLC, a Delaware limited liability company ("GSK" and collectively with HGS, the "Seller"), pursuant to which Emergent will acquire certain assets and liabilities of Seller relating to Seller's raxibacumab product for an upfront payment of $76 million and milestone payments of up to $20 million in the aggregate, tied to the achievement of certain product sale and manufacturing-related milestones. Raxibacumab is a monoclonal antibody approved by the Food and Drug Administration for the treatment of adult and pediatric patients with inhalational anthrax in combination with appropriate antibacterial drugs and for prophylaxis of inhalational anthrax when alternative therapies are not available or not appropriate. The product has also been granted orphan drug market exclusivity in the United States until December 2019.

Under the agreement, upon the closing of the transaction, Emergent will (1) acquire, among other assets, raxibacumab, including corresponding product rights, regulatory approvals and intellectual property rights and (2) plan to assume an existing multi-year contract with the Biomedical Advanced Research and Development Authority ("BARDA") for the purchase and delivery of raxibacumab to the Strategic National Stockpile.

The completion of the transaction is subject to certain closing conditions, including (1) expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, (2) receipt of consents under certain material contracts and (3) certain other customary conditions. There is no financing condition to the closing of the transaction.

In connection with the closing of the transaction, Emergent will enter into various agreements with Seller or its affiliates, including (1) a pre-novation agreement pursuant to which Seller will subcontract to Emergent the rights and obligations of Seller under the BARDA contract until novation of the contract is effective to Emergent following the closing of the transaction, (2) a technical transfer agreement for up to a four-year term under which Seller will transfer the manufacturing process (bulk and fill/finish) related to raxibacumab to Emergent's facilities in Baltimore, Maryland, (3) a supply agreement under which Seller will manufacture and deliver raxibacumab to BARDA on behalf of Emergent for the duration of certain orders under the BARDA contract, and (4) a transitional services agreement pursuant to which Seller will perform certain services for Emergent for a limited period of time following the closing of the transaction.

The agreement also contains certain termination rights for Emergent and Seller. Upon any termination of the agreement, the agreement will become void and have no effect, except that certain specified obligations of Emergent and Seller shall survive, including their respective obligations concerning confidentiality and public announcements.

The foregoing description of the terms and conditions of the agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the agreement filed herewith as Exhibit 2 and incorporated herein by reference.

A copy of the agreement is attached as an exhibit hereto. It is not intended to provide any other factual information about Emergent or Seller.  In particular, the assertions embodied in the representations and warranties contained in the agreement are qualified by information in the disclosure schedules provided by Seller to Emergent in connection with the signing of the agreement or in filings of the parties with the Securities and Exchange Commission. These confidential disclosure schedules contain information that modifies, qualifies and creates exceptions to the representations and warranties and certain covenants set forth in the agreement. Moreover, certain representations, warranties and covenants in the agreement were used for the purposes of allocating risk between Emergent and the Seller rather than establishing matters of fact or reflecting what investors may view as material. Accordingly, the representations and warranties and covenants in the agreement or any descriptions thereof should not be relied on as a characterization of the actual state of facts about Emergent or Seller or their respective subsidiaries or affiliates. Additionally, the representations, warranties, covenants, conditions and other terms of the agreement may be subject to subsequent waiver or modification. Moreover, information concerning the subject matter of the representations and warranties and covenants in the agreement may change after the date of the agreement, which subsequent information may or may not be fully reflected in Emergent's or the Seller's public disclosures.

Item 7.01 Regulation FD Disclosure.

On July 19, 2017, Emergent issued a press release announcing entry into the Asset Purchase Agreement with the Seller, which is filed as Exhibit 99 hereto.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
2**	Asset Purchase Agreement, dated July 19, 2017, by and between Human Genome Sciences, Inc., GlaxoSmithKline LLC, and Emergent BioSolutions Inc.*.
99	Press release, dated July 19, 2017.

*
The schedules and exhibits to the Asset Purchase Agreement have been omitted in accordance with Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule or exhibit will be furnished to the Securities and Exchange Commission upon request.

**
Confidential treatment has been requested for certain portions of this Exhibit pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended, which portions are omitted and filed separately with the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMERGENT BIOSOLUTIONS INC.

Dated: July 25, 2017	By:	/s/ ROBERT G. KRAMER, SR.
Name: Robert G. Kramer, Sr. Title: Executive Vice President, Administration, and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
2**	Asset Purchase Agreement, dated July 19, 2017, by and between Human Genome Sciences, Inc., GlaxoSmithKline LLC, and Emergent BioSolutions Inc.*.
99	Press release, dated July 19, 2017.

*
The schedules and exhibits to the Asset Purchase Agreement have been omitted in accordance with Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule or exhibit will be furnished to the Securities and Exchange Commission upon request.

**
Confidential treatment has been requested for certain portions of this Exhibit pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended, which portions are omitted and filed separately with the SEC.